UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 26, 2021

ROLLINS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-4422	51-0068479
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2170 Piedmont Road, N.E., Atlanta, Georgia 30324

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (404) 888-2000

Not Applicable

(Former name of former address, if changes since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ROL	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 26, 2021, Rollins, Inc. (the “Company”) issued a press release announcing the Board of Directors’ (the “Board”) election of Jerry E. Gahlhoff, Jr., the Company’s current President and Chief Operating Officer as a member to the Board, effective October 26, 2021. Mr. Gahlhoff will stand for re-election by the stockholders in 2023 as a Class I Director. In connection with Mr. Gahlhoff’s election, the Board also adopted a resolution expanding the size of the Board from ten to eleven directors.

Mr. Gahlhoff has not been appointed to serve on any of the Board’s committees, nor will Mr. Gahlhoff receive additional compensation in connection with his position as a director. There are no transactions between Mr. Gahlhoff and the Company that would be reportable under Item 404(a) of Regulation S-K, and no arrangements or understandings with any persons pursuant to which he was selected as a director. A copy of the Company’s press release announcing the election of Mr. Gahlhoff is attached as Exhibit 99.1 hereto and incorporated herein by reference

Item 8.01. Other Events.

On October 26, 2021, the Board of Directors declared a regular quarterly cash dividend on its common stock of $0.10 per share plus a special year-end dividend of $0.08 per share with both payable December 10, 2021 to stockholders of record at the close of business on November 10, 2021. A copy of the Company’s press release announcing the dividends is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release Dated October 26, 2021
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Rollins, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROLLINS, INC.

Date: October 26, 2021	By:	/s/ Julie Bimmerman
	Name:	Julie Bimmerman
	Title:	Interim Chief Financial Officer and Treasurer
(Principal Financial and Accounting Officer)